SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) February 27, 2002


                            RITE AID CORPORATION
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           (Exact name of registrant as specified in its charter)


  Delaware                           1-5742                  23-1614034
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(State or other jurisdiction       (Commission             (IRS Employer
  of incorporation)                 File Number)           Identification No.)


30 Hunter Lane, Camp Hill, Pennsylvania                          17011
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code         (717) 761-2633
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                                    None
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       (Former name or former address, if changed since last report)



Item 5. Other Events.

On February 27, 2002, Rite Aid ("Rite Aid") issued a press release announcing that it has amended its $1.9 billion senior secured credit facility (the "Amendment"), which will allow Rite Aid to issue senior secured notes, as has been agreed with the plaintiffs, as the final payment of its previously announced settlement of consolidated securities class action and derivative lawsuits against Rite Aid. Under the settlement agreement, Rite Aid had the option to pay the $149.5 million due the class action and derivative plaintiffs in any combination of cash, stock and short term debt instruments. In addition to providing room in the credit facility covenants for the new senior secured notes, the Amendment resets the covenant levels to allow Rite Aid more operating flexibility for the life of the credit facility, which matures in March 2005. The interest rate on the credit facility, which includes a $1.4 billion term loan and a $500 million revolving credit facility, will increase from LIBOR plus 3.50% to LIBOR plus 3.75%. The Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

10.1 Amendment No. 2, dated as February 22, 2002, to the Senior Credit Agreement, dated as of June 27, 2001 and amended as of September 19, 2001, among Rite Aid Corporation, the Banks party thereto, Citicorp USA, Inc., as Senior Administrative Agent, Citicorp USA, Inc., as Senior Collateral Agent, and JPMorgan Chase Bank, Credit Suisse First Boston and Fleet Retail Finance Inc., as Syndication Agents.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RITE AID CORPORATION


Dated:   February 27, 2002             By: /s/ Elliot S. Gerson
                                           ---------------------------
                                       Name:  Elliot S. Gerson
                                       Title: Senior Executive Vice President
                                              and General Counsel





                               EXHIBIT INDEX


Exhibit No.       Description

 10.1 Amendment No. 2, dated as February 22, 2002, to the Senior Credit Agreement, dated as of June 27, 2001 and amended as of September 19, 2001, among Rite Aid Corporation, the Banks party thereto, Citicorp USA, Inc., as Senior Administrative Agent, Citicorp USA, Inc., as Senior Collateral Agent, and JPMorgan Chase Bank, Credit Suisse First Boston and Fleet Retail Finance Inc., as Syndication Agents.